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                                                                    EXHIBIT 23.7

            [Letterhead of Ryder Scott Company, Petroleum Engineers]


                    INDEPENDENT RESERVOIR ENGINEERS' CONSENT

     We consent to the reference to our reserve reports with respect to Amerac Energy Corporation in this Registration Statement on Form S-4 of Southern Mineral Corporation and any amendments thereto and to all references to this firm in the Joint Proxy Statement/Prospectus which is part of such Registration Statement.


                                             /s/ RYDER SCOTT COMPANY
                                                 PETROLEUM ENGINEERS

Houston, Texas
December 9, 1997